Exhibit 10.131
                          Securities Purchase Agreement

                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation, with headquarters located at 550 Rancheros Drive, San Marcos, California 92069 (the "Company"), and each entity named on a signature page hereto (each, a "Buyer," collectively, the "Buyers"), each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below.

                              W I T N E S S E T H:

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

     WHEREAS, the Buyer acknowledges that it is an "accredited investor" as such term is defined under Rule 501 of Regulation D as promulgated under the 1933 Act; and

         WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 750,000 shares of the Company's Series F Preferred Stock, par value $.01 per share (the "Series F Stock"), at a purchase price of $1.00 per share, with the rights and preferences described herein and as provided for in the Amendment to the Company's Certificate of Incorporation as annexed hereto; and

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

     a. Purchase. The Buyers agree to purchase from the Company 750,000 shares of the Series F Stock at a purchase price of $1.00 per share for total proceeds of $750,000 (the "Purchase Price"). Unless all 750,000 shares are purchased and paid for by the Buyers, no shares shall be sold.

     b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

     (i) "Converted Shares" or "Shares" means the shares of Common Stock issuable upon conversion of the Series F Stock, including shares issued as dividends thereon.

     (ii) "Securities" means the Series F Stock and the shares of Common Stock underlying the Series F Stock, including the shares issuable as dividends thereon.

     (iii) "Closing Date" means the date of the closing of the purchase and sale of the Series F Stock, as provided herein, but which date shall not be later

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then 3 days from the date of this Agreement.

     (iv) "Effective Date" means the effective date of the Registration Statement registering the resale of the Securities.

     (v) "Certificates" means one or more certificates representing the 750,000 shares of Series F Stock being purchased hereunder by the Buyers, each certificate duly executed on behalf of the Company and issued in the name of each Buyer.

     (vi) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership, or trust.

     (vii) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

     (viii) "Transaction Agreements" means this Agreement and the Certificate of Amendment of the Certificate of Incorporation.

     c. Form of Payment; Delivery of Certificates.

     (i) The Buyers shall pay the Purchase Price for the Series F Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") on or before the Closing Date.

     (ii) On or before the Closing , the Company shall deliver the Certificates to the Escrow Agent.

     (iii) By signing this Agreement, each Buyer and the Company, subject to acceptance by the Escrow Agent, agree to all of the terms and conditions of, and become a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by reference as if set forth in full herein.

     d. Method of Payment. Unless otherwise agreed to by the Escrow Agent, payment into escrow of the Purchase Price shall be made by wire transfer of funds to:

                           Bank of New York
                           350 Fifth Avenue
                           New York, New York 10001
                           ABA# 021000018
                           For credit to the account of Krieger & Prager, Esqs. Attorney Trust Account (the "Escrow Account")

                           Account No.:    [To be provided by Krieger & Prager]
                           Re:      Play Co. Toys Transaction

     Time is of the essence with respect to such payment, and failure by the Buyers to fund the Escrow Account shall allow the Company to cancel this Agreement.

     e. Escrow Property. The Purchase Price and the Certificates delivered to the Escrow Agent as contemplated by Sections 1(c) and (d) hereof are referred to as the "Escrow Property."

     2.  BUYER  REPRESENTATIONS,   WARRANTIES,   ETC.;  ACCESS  TO  INFORMATION;
INDEPENDENT INVESTIGATION. Each Buyer represents and warrants to, and covenants and agrees with, the Company as follows:


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     a. Without  limiting the Buyer's right to sell the Common Stock pursuant to the Registration Statement, the Buyer is purchasing the Series F Stock and will be acquiring the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, and (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

     c. All subsequent offers and sales of the Series F Stock and the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration. Buyer acknowledges that a standard restrictive legend shall be affixed to the Certificates.

     d. The Buyer understands that the shares of Series F Stock are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Series F Stock.

     e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Series F Stock and the offer of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. In addition, Buyer has reviewed in detail the Company's reports and other information documents as filed with the Securities and Exchange Commission within the last year and has had an opportunity to discuss same with the Company. In addition, the Buyer has had an opportunity to obtain information regarding the industry in which the Company operates and has had an opportunity to evaluate the Company's potential success in such industry.

     f. The Buyer is a resident of the state as listed below and is a United States citizen or if a corporation, limited partnership, partnership, limited liability company, or other entity, than the Buyer is a resident of the state of such company's formation or principal place of business, as listed below and is a citizen of the United States.

     g. The Buyer understands that its investment in the Securities involves a high degree of risk and that there can be no assurance that a liquid market will develop or that if it does, it will be maintained for any period of time.

     h. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities. The Buyer's overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his or her net worth.

     i. This  Agreement  has been duly and  validly  authorized,  executed,  and

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delivered  on behalf of the Buyer and is a valid and  binding  agreement  of the
Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     j. Except as specifically set forth herein, no representation or warranty is made by the Company to induce the Buyer to make this investment, and any representation or warranty not made herein is specifically disclaimed.

     k. The Buyer is not purchasing the Series F Stock as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Buyer in connection with investments in securities generally.

     l. The Buyer agrees to indemnify and hold harmless the Company and its officers, directors, and affiliates and each other person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage, and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty, breach, or failure by the Buyer to comply with any covenant or agreement made by the Buyer herein or in any other document furnished by the Buyer to any of the foregoing in connection with this transaction.

     In the event of a registration of any of the Securities under the 1933 Act pursuant to the terms of this Agreement, Buyer will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the Registration Statement (as defined below), each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages, or liabilities, joint or several, to which the Company or such officer, director, underwriter, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Shares were registered for resale under the 1933 Act pursuant to the terms of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each such officer, director, underwriter, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information pertaining to such seller, furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus and provided, further, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Shares covered by such Registration Statement.

     3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the
Buyer:

     a. Concerning the Series F Stock and the Shares. The Series F Stock has been duly authorized and, when issued, will be duly and validly issued, fully paid, and non-assessable. There are no preemptive rights of any stockholder of

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the  Company,  as such,  to acquire  the Series F Stock or the  Shares,  and the
Company has not sold and will not sell Series F Stock without the prior consent of Buyers until 90 days after the Effective Date.

     b. Reporting Company Status. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations, or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is quoted on the OTC Bulletin Board. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

     c. Authorized Shares. As of the date hereof, the authorized capital stock of the Company consists of: (i) 160,000,000 shares of Common Stock, $.01 par value per share, of which 5,509,197 are issued and outstanding and (ii)
25,000,000 shares of Series E Preferred Stock of which 5,883,903 shares are issued and outstanding and (iii) 5,500,000 shares of Series F Preferred Stock of which no shares are issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares. The Shares have been duly authorized and, when issued upon conversion of, or as dividends on, the Series F Stock in accordance with its terms, will be duly and validly issued, fully paid, and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

     d. Securities Purchase Agreement and Series F Stock. This Agreement and the transactions contemplated thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company, and this Agreement is, and the Series F Stock, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     e. Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement and the Series F Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, which would have a material affect on the Company's properties or assets.

     f. Approvals. No authorization, approval, or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     g. SEC Filings. Since January 1, 1998, none of the Company's SEC Documents, as amended, contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since April 1, 1998 timely filed all requisite forms, reports, and exhibits thereto with the SEC.

     h. Absence of Litigation. Except as set forth in the Company's SEC documents, there is no action, suit, proceeding, inquiry, or investigation before or by any court or public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling, or finding would have a material adverse effect on the properties, business or financial condition, or results of operation of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under any of the Transaction Agreements.

     k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations or condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole.

     l. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Company's SEC documents or those incurred in the ordinary course of the Company's business since March 31, 1998

     m. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant, or condition contained in any material indenture, mortgage, deed of trust, or other material instrument or agreement to which it is a party or by which it or its property is bound.

     n. Dilution. The Company's executive officers and directors have studied and fully understand the nature of the shares of Series F Stock being sold hereby and recognize that they have a dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the
Series F Stock is binding upon the Company and enforceable regardless of the dilution such issuance will have on the ownership interests of other shareholders of the Company.

     o. No Integrated Offering. The Company has not made any offers or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities contemplated hereby.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Transfer Restrictions. The Buyer acknowledges that (1) the Series F Stock has not been, and is not being, registered under the provisions of the 1933 Act, and, except as provided in the registration rights granted herein, the

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Shares have not been and are not being registered under the 1933 Act and may not be transferred  unless (A) subsequently  registered  thereunder or (B) the Buyer
shall  have  delivered  to  the  Company  an  opinion  of  counsel,   reasonably
satisfactory in form, scope, and substance to the Company's counsel, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and. further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller or the person through whom the sale is made may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the registration rights specified herein) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     b. Restrictive Legend. The Buyer acknowledges and agrees that the Series F Stock and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the registration rights specified herein and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

     THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     Registration Rights.

     (i) Within 60 days following the Closing Date (the "Filing Date"), the Company will file a registration statement on Form SB-2, or such other form as is available if Form SB-2 is unavailable, with the SEC to register for resale under the 1933 Act all of the shares of Common Stock underlying the Series F Stock being subscribed for by the Buyers, the 350,000 shares of Common Stock underlying certain Warrants being issued to the Placement Agent, and no other Securities.

     (ii) In the event the Registration Statement is not filed by the Filing Date or declared effective within 150 days after the Filing Date, the Company shall pay the undersigned an amount equal to 1% of the stated value of $1 per share for each share of Series F Stock held by the Buyer for the initial month and 2% per month for each month thereafter that the Registration Statement is not effective. The payment required hereunder will be paid to the undersigned in cash. No payment shall be required under this paragraph if the sole cause of the delay in filing the Registration Statement is the Buyer's failure to comply with its obligations under subparagraph (c)(iii)(b) hereof.

     (iii) Registration Procedures.

     (a) All expenses incurred by the Company in connection with the registration under subsection (i) above including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of the Company's counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., and fees of transfer agents and registrars shall be borne by the Company. In connection with the registration under subsection (i)

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above,  the  Company  shall  (1)  use  all  reasonable   efforts  to  cause  the
Registration Statement to promptly become effective and to remain effective for a period not to exceed ninety days after exercise of the warrants; (2) use all
reasonable   efforts  to  register  and  qualify  the  shares   covered  by  the
Registration Statement under such applicable state securities laws as the undersigned shall request to enable the public sale or other disposition in such jurisdictions of such shares; and (3) take such other actions as are reasonable to comply with the requirements of the 1933 Act and the 1934 Act, and the regulations thereunder.

     (b) In connection with each registration hereunder, the sellers of Shares will furnish to the Company, in writing, such information with respect to themselves and the proposed distribution by them and execute such documents regarding the sale of the Shares as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In addition, the Company shall permit the Buyers the right to review the "Selling Securityholders" front cover and "Plan of Distribution" sections of the Registration Statement prior to filing it for approval. The Buyers must approve these sections prior to the Company filing the Registration Statement with the SEC. No penalty as described in subparagraph (c)(ii) above shall be applied where the delay in filing is due to the Buyer's failure to give its reasonable consent in a timely manner.

     (iv) Availability of Rule 144. The Company covenants that it will use all reasonable efforts to file the reports required to be filed by the Company under the 1933 Act and the 1934 Act so as to enable the undersigned to sell the Shares pursuant to Rule 144 under the 1933 Act. In connection with any sale by any holder of any Shares pursuant to Rule 144 under the 1933 Act, the Company shall cooperate with the undersigned to facilitate the timely preparation and delivery after such sale of Share certificates not bearing any restrictive legend required by the 1933 Act.

     (v) Indemnification. In the event of a registration of any of the Shares under the 1933 Act pursuant to this Agreement, the Company will indemnify and hold harmless each Buyer, and the directors, officers, partners, members, employees, and agents of each such seller, each underwriter of such Shares thereunder, and each other person, if any, who controls such sellers or underwriters within the meaning of the 1933 Act, against any losses, claims, damages, or liabilities, joint or several, to which such sellers, underwriters, or controlling persons may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares was registered under the 1933 Act pursuant to Sections 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (b) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) arise out of any violation or alleged violation by the Company of any rule or regulation promulgated under the 1933 Act or any applicable states securities law in connection with any such registration and will reimburse each such seller, each such underwriter, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the Company will not be liable to any seller in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by any such seller in writing specifically for use in such Registration Statement or prospectus or any amendment or supplement thereof.

     d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer under any United

States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market and to provide a copy thereof to the Buyer promptly after such filing.

     e. Reporting Status. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock on the OTC Bulletin Board and will comply in all material respects with the Company's reporting, filing, and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD").

     f. Use of Proceeds. The Company will use the proceeds from the sale of the Series F Stock (excluding amounts paid by the Company for legal fees, finder's fees, and escrow fees in connection with the sale of the Series F Stock) for internal general working capital purposes, and, unless specifically consented to in advance in each instance by the Buyer, the Company shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise, or other person or for the repayment of any outstanding loan by the Company to any other party.

     g. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield one hundred percent (100%) of the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Series F Stock which have been not yet been converted (including the shares of Common Stock which may issued as dividends on such Series F Stock).

     h. Indemnification. The Company agrees to indemnify and hold harmless the Buyer, the officers, directors and affiliates of the Buyer, and each other person, if any, who controls the Buyer, within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage, and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with this transaction.

     i. Certain Agreements. (i) The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock (collectively, "New Common Stock") with any third party pursuant to a transaction which in any manner permits the registration of the New Common Stock on any date before the 90th day after the Effective Date of the Registration Statement registering the Securities herein for resale.

     5. TRANSFER AGENT INSTRUCTIONS.

     a. Promptly following the delivery by the Buyer of the Purchase Price for the Series F Stock in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Series F Stock in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Series F Stock. The Company warrants that, with respect to the

Buyer's Securities, no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company, that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

     b. (i) The Company will permit the Buyer to exercise its right to convert the Series F Stock by delivering an executed and completed Notice of Conversion to the Company with the original Series F Stock certificate.

     (ii) The term "Conversion Date" means, with respect to any conversion elected by the holder of the Series F Stock, the date that the Company received the documents referenced in (b)(i) above. In order to determine the date, the Buyer shall deliver the request via recognized express or overnight courier, to avoid delays, the Conversion Date being the date delivery is made. The Conversion Date for any mandatory conversion provided in the Certificate of Amendment of Certificate of Incorporation shall be the date such mandatory conversion is effective, without the requirement for a Notice of Conversion to be issued by the Buyer. The Conversion Date shall be no later than two years from the issuance of the Series F Stock, at which time, if not converted earlier, the Series F Stock shall automatically convert into the Shares.

     (iii) The Company will transmit the certificates representing the Converted Shares issuable upon conversion of any Series F Stock (together, unless otherwise instructed by the Buyer, with Series F Stock not being so converted) to the Buyer at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11 hereof or a different address) via recognized express or overnight courier, by electronic transfer or otherwise, within five (5) business days, or such date as is practicable (such fifth business day the "Delivery Date") after the Conversion Date.

     c. The Company understands that a delay in the issuance of the Shares upon the Buyer's request for conversion of the Series F Stock could result in economic loss to the Buyer. The Company agrees to provide the Shares issuable upon conversion of any shares of Series F Stock within 10 days after the Conversion Date. If the Company fails to issue the Shares, then the Buyer shall have the right to 1% per week, or any part thereof, until received, as a penalty for the potential loss to Buyer.

     d. The Company will authorize its transfer agent to give information relating to the Company directly to the Buyer or the Buyer's representatives upon the request of the Buyer or any such representative. The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

     6. CLOSING DATE.

     a. The Closing Date shall occur on the date which is the first NYSE trading day after each of the conditions contemplated by Sections 7 and 8 hereof shall have been either satisfied or waived by the party in whose favor such conditions run.

     b. The closing of the purchase and issuance of Series F Stock shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.

     c. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The Buyer understands that the Company's obligation to sell the Series F Stock to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

     a. The execution and delivery of this Agreement by the Buyer;

     b. Delivery by the Buyers to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Series F Stock in accordance with this Agreement;

     c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

     d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     8.  CONDITIONS  TO  THE  BUYER'S   OBLIGATION  TO  PURCHASE.   The  Company
understands that the Buyer's obligation to purchase the Series F Stock on the Closing Date is conditioned upon:

     a. The execution and delivery of this Agreement by the Company;

     b. Filing by the Company of the Certificate of Amendment of the Certificate of Incorporation;

     c. Delivery by the Company to the Escrow Agent of the relevant Certificates in accordance with this Agreement;

     d. The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement. each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

     e. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto;

     f. There shall not be in effect any law, rule, or regulation prohibiting or restricting the transactions contemplated hereby or requiring any consent or approval which shall not have been obtained; and

     g. From and after the date hereof to and including such Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD.

     9. GOVERNING LAW: MISCELLANEOUS.

     a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

     b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

     (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

     (c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

     in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:                   PLAY CO. TOYS & ENTERTAINMENT CORP.
                           550 Rancheros Drive
                           San Marcos, CA 92046
                           Attn: James Frakes, CFO
                           Telephone No.: (760) 471-4505
                           Telecopier No.: (760) 471-9624

                           with a copy to:
                           Millennium Ventures Law Group
                           113 Crosby Court
                           San Ramon, CA 94598
                           Attn: Marie Elena Cocchiaro, Esq.
                           Telephone No.: (925) 934-9531
                           Telecopier No.: (925) 934-1119

     BUYER: At the address set forth on the signature page of this Agreement.

                           with a copy to:
                           Krieger & Prager, Esqs.
                           319 Fifth Avenue
                           New York, New York 10016
                           Attn: Samuel Krieger, Esq.
                           Telephone No.: (212) 689-3322
                           Telecopier No.  (212) 213-2077

ESCROW AGENT:              Krieger & Prager, Esqs.
                           319 Fifth Avenue
                           Attn: Samuel Krieger, Esq.
                           New York, New York 10016
                           Telephone No.: (212) 689-3322
                           Telecopier No.  (212) 213-2077

     11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 130,000
PURCHASE PRICE OF SERIES F STOCK: $130,000


                             SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

BUYER: DAVID STEFANSKY


David Stefansky, an individual Social Security Number



Subscriber's Telecopier No.
Address of Subscriber


Place of Citizenship


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 50,000
PURCHASE PRICE OF SERIES F STOCK: $50,000


                             SIGNATURES FOR ENTITIES


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

BUYER: ARON STEFANSKY


Aron Stefansky, an individual Social Security Number



Subscriber's Telecopier No.
Address of Subscriber


Place of Citizenship


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 155,000
PURCHASE PRICE OF SERIES F STOCK: $155,000


SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

BUYER: SOLOMON LIBENTHAL


Solomon Libenthal, an individual Social Security Number



Subscriber's Telecopier No.
Address of Subscriber


Place of Citizenship


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 15,000
PURCHASE PRICE OF SERIES F STOCK: $15,000


                             SIGNATURES FOR ENTITIES


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

     BUYER: SAMUEL KRIEGER


Samuel Krieger, an individual Social Security Number



Subscriber's Telecopier No.
Address of Subscriber


Place of Citizenship


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 100,000
PURCHASE PRICE OF SERIES F STOCK: $100,000


                             SIGNATURES FOR ENTITIES


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

                           BUYER: BIRDIE CAPITAL CORP.

(Signature of Authorized Person)


By: Employer Identification Number
Title:


Subscriber's Telecopier No.
Address of Subscriber


Jurisdiction of Incorporation or Organization


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 100,000
PURCHASE PRICE OF SERIES F STOCK: $100,000


                             SIGNATURES FOR ENTITIES


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

BUYER: HARBOURCREEK INVESTMENTS, LTD.

(Signature of Authorized Person)


By: Employer Identification Number
Title:


Subscriber's Telecopier No.
Address of Subscriber


Jurisdiction of Incorporation or Organization


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer by one of its officers thereunto duly authorized as of the date set forth below.


NO. OF SHARES OF SERIES F STOCK 200,000
PURCHASE PRICE OF SERIES F STOCK: $200,000


                            SIGNATURES FOR ENTITIES


     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 26th day of May 1999.

BUYER: VELENTIA PROPERTIES, INC.

(Signature of Authorized Person)


By: Employer Identification Number
Title:


Subscriber's Telecopier No.
Address of Subscriber


Jurisdiction of Incorporation or Organization


     As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

PLAY CO. TOYS & ENTERTAINMENT CORP.


By:  James Frakes
Title:  Chief Financial Officer and Secretary
Date: May 26,1999

                                     ANNEX I
                                       TO
                          SECURITIES PURCHASE AGREEMENT




                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       PLAY CO. TOYS & ENTERTAINMENT CORP.

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware









Mail Filing Receipt to:

Millennium Ventures Law Group
113 Crosby Court, Suite 2
Walnut Creek, California 94598

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       PLAY CO. TOYS & ENTERTAINMENT CORP.


     The   undersigned,   for  the  purpose  of  amending  the   Certificate  of
Incorporation of Play Co. Toys & Entertainment Corp., do hereby certify and set forth:

     FIRST:  The name of the  Corporation  is: of Play Co. Toys &  Entertainment
Corp.

     SECOND: The Certificate of Incorporation was filed by the Department of State on the 15th day of June, 1994.

     THIRD: The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to amend the provisions of "Article Fourth, Subarticle (C)" to amend certain rights and preferences of the Series F Preferred Stock so that, as amended, said Subarticle shall read as follows:

     "C. Series F Preferred Stock.

     (i) Designation. The designation of this series of Preferred Stock, par value $0.01 per share, shall be the "Series F Preferred Stock." The number of shares of Series F Preferred Stock authorized hereby shall be 5,500,000 shares.

     (ii) Rank. The Series F Preferred Stock shall, with respect to rights on liquidation, winding up, and dissolution, rank (a) junior to any other Senior Securities established by the Board of Directors, including the Series E Preferred Stock, and, if required by Section (vii), approved by the affirmative vote of the holders of a majority of the shares of the Series F Preferred Stock, the terms of which shall specifically provide that such series shall rank prior to the Series F Preferred Stock; (b) on a parity with any other Parity Securities established by the Board of Directors, the terms of which shall specifically provide that such series shall rank on a parity with the Series F Preferred Stock; and (c) prior to any other Junior Securities of the Corporation.

     (iii) Dividends.

     (a) The holders of the shares of the Series F Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative dividends at $0.08 per share. Cumulative dividends are payable upon the earlier of redemption or conversion of the shares (the "Series F Dividend Payment Dates"), in preference to dividends on the Junior Securities. Such dividend shall be paid to the holder of record by the close of business on the date thirty business days after the Series F Dividend Payment Dates, which dividend may be paid in cash or in kind, in shares of Series F Preferred Stock, at the discretion of the Corporation. If paid in kind, the number of shares issuable shall be rounded to the nearest share, there being no obligation of the Company to make any cash payments. Each of such dividends shall be fully cumulative and shall accrue (whether or not declared), without interest, from the date such dividends are payable as herein provided.

     (b) If at any time the Corporation shall have failed to pay full dividends which have accrued (whether or not declared) on any Senior Securities, no dividend shall be declared by the Board of Directors or paid or set apart for payment by the Corporation on the shares of the Series F Preferred Stock or any other Parity Securities unless, prior to or concurrently with such declaration, payment, or setting apart for payment, all accrued and unpaid dividends on all outstanding shares of Senior Securities shall have been or are declared and paid or set apart for payment, without interest. No dividends shall be declared or paid or set apart for payment on any Parity or Junior securities for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. If any dividends are not paid in full, as aforesaid, upon the shares of the Series F Preferred Stock and any other Parity Securities, the Corporation distribute the dividend pro rata so that the amount of dividends declared per share on the Series F Preferred Stock and such other Parity Securities shall in all cases bear to each other the same ratio that accrued dividends per share on the Series F Preferred Stock and such other Parity securities bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series F Preferred Stock or any other Parity Securities which may be in arrears.

     (c) Holders of the shares of the Series F Preferred Stock shall be entitled to receive the dividends provided for in paragraph (iii)(a) hereof in preference to and in priority over any dividends of other Parity Securities and any other Junior Securities.

     (d) Subject to the foregoing provisions of this Section (iii) the Board of Directors may declare, and the Corporation may pay or set apart for payment dividends and other distributions on any of the Junior Securities and may purchase or otherwise redeem any of the Junior Securities or any warrants, rights, or options exercisable for or convertible into any of the Junior Securities, and the holders of shares of the Series F Preferred Stock shall not be entitled to share therein.

     (iv) Liquidation Preference.

     (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the holders of the shares of Series F Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $0.50 per share for each share outstanding, before any payment shall be made or any assets distributed to the holders of any of the Junior Securities, provided, however, that the holders of the outstanding shares of the Series F Preferred Stock shall not be entitled to receive such liquidation payment until the liquidation payments on all outstanding shares of Senior Securities, including the Series E Preferred Stock, shall have been paid in full. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of the outstanding shares of the Series F Preferred Stock or any other Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of the outstanding shares of Series F Preferred Stock and the holders of outstanding shares of such other Parity Securities were paid in full.

     (b) For the purposes of this Article FOURTH, neither the voluntary sale, conveyance, lease, exchange, nor transfer (for cash, shares of stock, securities, or their consideration) of all or substantially all of the property or assets of the Corporation or the consolidation or merger of the Corporation with one or more other corporations shall be deemed to be a liquidation, dissolution, or winding up, voluntary or involuntary, unless such voluntary sale, conveyance, lease, exchange, or transfer shall be in connection with a dissolution or winding up of the business of the Corporation.

     (v) Redemption. The shares of Series B Preferred Stock are not redeemable by the Corporation.

     (vi) Conversion.

     (a) Subject to, and upon  compliance  with,  the provisions of this Section
(vi), the holder of a share of Series F Preferred Stock so designated shall have the right, at such holder's option, to convert such share into two fully paid and non-assessable shares of Common Stock of the Corporation, at any time commencing on the date the registration statement registering the Series F Preferred Stock and Common Stock underlying same is declared effective by the Securities and Exchange Commission.

     (b) (1) In order to exercise the conversion privilege, the holders of each share of Series F Preferred Stock to be converted shall surrender the certificates representing such shares at the office of the transfer agent for the Series F Preferred Stock, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares of Common Stock issuable on conversion are to be issued in the same name in which such share of Series F Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax.

     (2) As promptly as practicable after the surrender of the certificates for shares of Series F Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section (vi).

     (3) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series F Preferred Stock shall have been surrendered and such notice shall have been received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open and such notice is received by the Corporation. All shares of Common Stock delivered upon conversion of the Series F Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

     (c) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purposes of effecting conversions of the Series F Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series F Preferred Stock not theretofore converted. For purposes of this subsection (d), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series F Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

     (d) Upon the occurrence of an Event of Conversion (as defined below), each share of Series F Preferred Stock then outstanding shall, by virtue of, and simultaneously with, the occurrence of the Event of Conversion and without any action on the part of the holder thereof, be automatically converted into two validly issued, fully paid, and nonassessable Common Shares. The term "Event of Conversion" shall mean the earlier of two years from issuance of the Series F Preferred Stock or the occurrence of the closing price per share for the Corporation's common stock having been at least $5.00 for a consecutive 30 day period.

     (vii) Voting Rights. The holders of record of shares of the Series F Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section (vii)(a) or as otherwise provided by law.

     (a) So long as any shares of the Series F Preferred Stock are outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series F Preferred Stock, voting as a class, vote to amend the Corporation's Certificate of Incorporation to (i) increase or decrease the aggregate number of authorized shares of the Series F Preferred Stock; (ii) increase or decrease the par value of the Series F Preferred Stock; or (iii) alter the preferences, powers, or rights of the Series F Preferred Stock so as to affect them adversely.

     (b) In exercising the voting rights set forth in this Section (vii), each share of Series F Preferred Stock shall have one vote per share.

     FIFTH: The amendment to the Articles of Incorporation of the Corporation set forth above was adopted by unanimous consent of the Corporation's board of directors dated as of May 18, 1999.

     IN WITNESS WHEREOF, the undersigned President and Secretary of this Corporation have executed this Certificate of Amendment on this 18th day of May, 1999.

     PLAY CO. TOYS & ENTERTAINMENT CORP.

                           By:
                                    Richard Brady, President

                           By:
                                    James Frakes, Secretary

                                    ANNEX II
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                           JOINT ESCROW INSTRUCTIONS


                          Dated as of the date of the
                        Securities Purchase Agreement to
                            Which These Joint Escrow
                           Instructions Are Attached

                            Krieger & Prager, Esqs.
                                319 Fifth Avenue
                            New York, New York 10016

                       Attention: Samuel M. Krieger, Esq.

                               Dear Mr. Krieger:

     As escrow agent for both Play Co. Toys & Entertainment Corp., a Delaware corporation (the "Company"), and the one or more Buyers (each, a "Buyer") of Series F Convertible Preferred Stock (the "Series F Stock") of the Company, who is/are named in the Securities Purchase Agreement (the "Agreement") between the Company and the Buyers to which a copy of these Joint Escrow Instructions is attached as Annex II, you (hereafter, the "Escrow Agent") are hereby authorized and directed to hold the documents and funds together with any interest thereon (the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement in accordance with the following instructions. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.

     1. The Escrow Agent shall, as promptly as feasible, notify the Company of receipt of the Purchase Price for the Series F Stock from or on behalf of the Buyer, including $155,000 which is payable by check to the Company, and notify the Buyer (or such agent as the Buyer may designate in writing) of receipt of the relevant Certificates. As promptly as feasible upon receipt of notice (whether oral or in written form) from the Company and the Buyer that the respective conditions precedent to the purchase and sale have been satisfied (which notice shall not be unreasonably withheld), the Escrow Agent shall, after reduction by the amounts referred to in the next succeeding sentence of this paragraph, release the relevant Escrow Funds to or upon the order of the Company and shall release the relevant Certificates to the Buyers, except that the Escrow Agent shall release the Certificate to the Buyer who paid the Purchase Price via check only after notification by the Company that the funds represented thereby have cleared the bank. After receipt of such notice, an amount equal to (i) ten percent (10%) of the Purchase Price of the Series F Stock as the aggregate cash fees and non-accountable expense allowance and 350,000 options to purchase common stock at an exercise price of $3.00 per share for four years due to Robb Peck McCooey (the "Placement Agent") shall be released to or upon the order of the Placement Agent, (ii) one percent (1%) of the Purchase Price of the Series F Stock in legal and escrow fees to the Escrow Agent (the "Escrow Agent Fees") shall be released to or upon the order of the Escrow Agent, and (iii) Ten Thousand ($10,000) Dollars in legal fees shall be released to Millennium Ventures Law Group, counsel for the Company, via wire transmission pursuant to instructions under separate cover. If the relevant Certificates are not deposited with the Escrow Agent (or the Escrow Agent's designee) within ten (10) days after receipt by the Company of notice of receipt by the Escrow Agent of the Purchase Price funds from the Buyer for the relevant Series F Stock, the Escrow Agent shall notify the Buyer, and the Buyer shall be entitled to cancel the purchase and demand repayment of the funds. If the

Purchase Price funds are not deposited with the Escrow Agent in accordance with the Agreement, the Escrow Agent shall notify the Company, and the Company shall be entitled to cancel the Agreement and demand return of such Certificates.

     If the Company or the Buyer notifies the Escrow Agent on or before the Closing Date that the conditions precedent to the obligations of the Company or the Buyer, as the case may be, under the Agreement with respect to the purchase and sale of Series F Stock to be effected were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Buyer, without interest or deduction and shall return the Certificates to the Company. Prior to return of any Escrow Funds to the Buyer, the Buyer shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all Escrow Funds received hereunder in the Escrow Agent's attorney trust account at The Bank of New York, located at 350 Fifth Avenue, New York, New York, except for $155,000 which shall be paid by delivery to the Company of a check on the account of Mr. Solomon Libenthal, made payable to the Company.

     2. The Escrow Agent's duties hereunder may not be altered, amended, modified, or revoked, except by a writing signed by the Company, the Buyer, and the Escrow Agent.

     3. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment, or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrowed Certificates or the Escrow Funds which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent, at its sole option, may deposit the Escrow Funds and Certificates (and any other amounts that thereafter become part of the Escrow Funds) with the registry of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Escrow Funds with the registry of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

     5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     6. The Escrow Agent has acted as legal counsel for the Buyer and the Placement Agent and may continue to act as legal counsel for such parties, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent acting in such capacity as legal counsel for the Buyer and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Buyer and the Escrow Agent are relying explicitly on the foregoing provision in entering into these Joint Escrow Instructions.

     7. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Buyer. In the event of any such resignation, the Buyer and the Company shall appoint a successor Escrow Agent.

     8. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     9. The Company and the Buyer agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs, or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost, or expense to the extent the same shall (a) have been tax obligations in connection with the Escrow Agent's fee hereunder, or (b) have been determined by the final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent, or (c) be a liability, or arise from a liability, to either the Company or the Buyer.

     11. Any notice required or permitted hereunder shall be given in the manner provided in the Section headed "NOTICES" in the Agreement, the terms of which are incorporated herein by reference.

     12. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company and the Buyer have become parties hereto by their execution and delivery of the Agreement, as provided therein.

     13. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

     14. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto. These Joint Escrow Instructions constitute the entire agreement amongst the parties with respect to the subject matter hereof.

     15. The Company agrees that the Placement Agent is a third party beneficiary of the provisions of clause (i) in Section 1 hereof and that such clause cannot be amended or revoked without the prior written consent of the Placement Agent.

ACCEPTED BY:

ESCROW AGENT:
KRIEGER & PRAGER


By:
Date:


PLACEMENT AGENT:
ROBB PECK MCCOOEY


By:
Date:


THE COMPANY
PLAY CO. TOYS & ENTERTAINMENT CORP.

By:
Date:

                                   ANNEX III
                                       TO
                          SECURITIES PURCHASE AGREEMENT


                          MILLENNIUM VENTURES LAW GROUP
                                Attorneys at Law
                            113 Crosby Court, Suite 2
                         Walnut Creek, California 94598
                             (925) 934-9531 (phone)
                              (925) 934-1119 (fax)

                                  May 27, 1999

Purchasers of Play Co. Toys & Entertainment Corp. Series F Preferred Stock c/o Krieger & Prager
319 Fifth Avenue
New York, New York  10016

         Re:      Play Co. Toys & Entertainment Corp.

Ladies and Gentlemen:

     We have acted as counsel to Play Co. Toys & Entertainment Corp., a corporation incorporated under the laws of the State of Delaware (the "Company"), in connection with the proposed issuance and sale of 750,000 shares of the Company's Series F Preferred Stock (the "Securities") pursuant to the Securities Purchase Agreement, dated May 26, 1999 (the "Purchase Agreement") between the Company and the annexed listed of purchasers (the "Buyers"), including all Exhibits and Appendices annexed thereto - and all Agreements and instruments executed and delivered as contemplated thereby (collectively, the "Agreements").

     In accordance with paragraph 8(e) of the Purchase Agreement, and upon the instructions of your office, this opinion is delivered to you and is intended for your use only and, as such, may be relied upon by you only, solely with regard to the issuance of your opinion as referenced herein.

     In rendering these opinions we have also reviewed the Resolution of the Board of Directors of the Company relating to the Agreements and the Company's Officers' Certificate as to the accuracy of certain representations all dated on or about May 26, 1999.

     In rendering the opinions herein, we have assumed and have relied upon (i) the genuineness of all signatures on the Agreements reviewed by us; (ii) the conformity to the originals of all such Agreements submitted to us as copies;
(iii) with respect to the Agreements, that said Buyers have the requisite power and authority to enter into and perform all obligations under same; (iv) that the Agreements accurately describe and contain the mutual understanding of the parties; (v) that there are no oral or written statements or agreements that modify, amend, or vary or purport to modify, amend, or vary any of the terms of the Agreements; and (vi) that the Agreements are construed in accordance with the laws of the State of California.

     Furthermore, we have assumed the assumptions set forth in ss.4 of the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991).

         Based  upon  the   foregoing,   and   having   regard  for  such  legal
considerations as we deem relevant, we are of the opinion as follows:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business in the State of California.

     2. The authorized capital stock of the Company consists of (i) 160,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"); (ii) 25,000,000 shares of Series E Preferred Stock, par value $0.01 per share; and
(iii) 5,500,000  shares of Series F Preferred  Stock, par value $0.01 per share.

     3. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has been a reporting company under the Exchange Act for a period of at least twelve months preceding the date hereof.

     4. When duly countersigned by the Company's transfer agent and registrar and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements, the Securities and any Common Stock to be issued upon the conversion thereof, as described in the Agreements represented thereby, will be duly authorized and validly issued, fully paid and nonassessable.

     5. The Company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company; to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby. Each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors' rights generally and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed.

     6. To our knowledge, after due inquiry, the execution, delivery, and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, each as currently in effect, (ii) any indenture, mortgage, deed of trust, agreement, or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, or (iv) any judgment, decree, or order of any court or governmental body having jurisdiction over the Company or any of its property.

     The opinions set forth above are subject to the following qualifications and limitations:

     (a) The enforceability of the Agreements and the rights or remedies set forth therein are subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally;

     (b) The enforceability of the Agreements is subject to specific enforcement of particular provisions of the Agreements and general principles of equity;

     (c) The enforceability of the Agreements is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the Agreements may be unenforceable under or may be limited by the law. provided however, that the foregoing does not substantially prevent the practical realization of the benefits intended by the Agreements; and

     (d) Millennium Ventures Law Group expresses no opinion as to compliance with any laws, rules, or regulations relating to antifraud matters, securities or the sale or issuance thereof, or antitrust or anti-competitive matters. This opinion is expressed only with respect to the laws of the State of Delaware General Corporation Law. Millennium Ventures Law Group expresses no opinion to the extent that the law of any jurisdiction other than that identified above is applicable to the subject matter hereof.

     The opinions expressed in this letter are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision, or otherwise.

     This opinion is being furnished to you solely for your benefit and only with respect to the transaction recited herein. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any person or entity without, in each instance, our prior written consent.

     The opinions expressed above are subject to the effects of laws which may limit the recovery of damages to the extent a court finds them to constitute a penalty or be unreasonable under the circumstances. Furthermore, the opinions expressed above are subject to the qualifications that certain remedies,
waivers,   and  other  provisions   contained  in  the  Agreements  may  not  be
enforceable.

     The opinions set forth herein are limited to those expressly stated, and no other legal opinion or opinions should be implied.

     This opinion is given as of the date hereinabove stated and imposes no obligation upon Millennium Ventures Law Group to update the opinion. Millennium Ventures Law Group specifically disclaims any undertaking or obligation to advise the addressee or its counsel or any other person of any facts or circumstances that may hereafter be brought to its attention or any change in any laws that may hereafter occur which may alter or affect the opinions expressed herein.

                                            Very truly yours,
                                            Millennium Ventures Law Group

                                            By:  Marie Elena Cocchiaro